UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 2, 2007

Toreador Resources Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164

(Commission File Number)	(IRS Employer Identification No.)

4809 Cole Avenue, Suite 108
Dallas, Texas	75205

(Address of Principal Executive Offices)	(Zip Code)
(214) 559-3933

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On August 2, 2007, Toreador Resources Corporation (“Toreador”) and two of its wholly-owned subsidiaries, Toreador Exploration & Production Inc. and Toreador Acquisition Corporation (collectively, the “Subsidiaries”) entered into an Agreement for Purchase and Sale (the “Agreement”) with RTF Realty Inc. (the “Buyer”) pursuant to which Toreador and the Subsidiaries have agreed to sell to the Buyer all of their U.S. oil and gas properties for $19,075,000 which amount is subject to certain customary adjustments (the “Sale”). At December 31, 2006, the U.S. oil and gas properties had proved reserves of approximately 1.4 MBOE. Toreador has been advised that G. Thomas Graves III, Toreador’s former President and Chief Executive Officer and a former director, and Douglas W. Weir, Toreador’s former Chief Financial Officer, are advisors to the Buyer. The Sale is subject to certain closing conditions and is expected to close on or before August 31, 2007 with an effective date of September 1, 2007.
     Toreador anticipates using a portion of the net proceeds to reduce some of its outstanding debt under its credit facility with International Finance Corporation and using the remainder of the net proceeds for working capital purposes, including, but not limited to, funding its share of the 2008 development expenditures for the recent gas discoveries in the South Akcakoca Sub-basin.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
2.1	Agreement for Purchase and Sale among Toreador Resources Corporation, Toreador Exploration & Production Inc. and Toreador Acquisition Corporation, as Sellers, and RTF Realty Inc., as Buyer dated August 2, 2007. (Certain of the exhibits and schedules have been omitted from this filing. An exhibit to the exhibit and schedules is contained in the Agreement for Purchase and Sale and the omitted exhibits and schedules are available to the Securities and Exchange Commission upon request.)
* * * * *

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION
August 6, 2007	By:	Date:/s/ Charles J. Campise
Charles J. Campise, Vice President -- Finance
& Accounting and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement for Purchase and Sale among Toreador Resources Corporation, Toreador Exploration & Production Inc. and Toreador Acquisition Corporation, as Sellers, and RTF Realty Inc., as Buyer dated August 2, 2007. (Certain of the exhibits and schedules have been omitted from this filing. An exhibit to the exhibit and schedules is contained in the Agreement for Purchase and Sale and the omitted exhibits and schedules are available to the Securities and Exchange Commission upon request.)